Janus Aspen Series

Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Flexible Bond Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Global Sustainable Equity Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated October 28, 2022

to Currently Effective Statements of Additional Information

Effective immediately, the statement of additional information (the “SAI”) for each Portfolio, except Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio, is amended as follows:

1.	In the Portfolio Transactions and Brokerage section of the Portfolios’ SAI, the following information replaces the corresponding information in the second table, as applicable:

Portfolio Name	2021	2020	2019
Fixed Income

Flexible Bond Portfolio	$77	$68	N/A

Global & International

Global Research Portfolio	$286,009	$361,648	$317,814

Global Sustainable Equity Portfolio(1)	N/A	N/A	N/A

Overseas Portfolio	$431,999	$518,534	$359,910

Growth & Core

Balanced Portfolio	$403,674	$519,304	$365,426

Enterprise Portfolio	$210,453	$208,580	$177,690

Forty Portfolio	$198,839	$218,089	$170,447

Research Portfolio	$122,450	$136,194	$134,702

Specialty Equity

Global Technology and Innovation Portfolio	$213,393	$170,980	$147,703

Value

Mid Cap Value Portfolio	$73,681	$57,071	$54,141
(1)	The Portfolio commenced operations on January 26, 2022

Additionally, effective immediately, the SAI for Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio is amended as follows:

1.	In the Portfolio Transactions and Brokerage section of the Portfolio’s SAI, the following table replaces the corresponding table in its entirety:

Portfolio Name	2021	2020	2019

Adaptive Risk Managed U.S. Equity Portfolio	$296,624	$265,552	$137,426

Lastly, the Board of Trustees of Janus Aspen Series (the “Trust”), appointed Michelle Rosenberg to serve as President and Chief Executive Officer of the Trust, effective September 15, 2022. Ms. Rosenberg previously served as Interim President and Chief Executive Officer of the Trust.

As a result of the aforementioned change, effective immediately, the SAIs for the Portfolios are amended as follows:

1.	Under the table titled “Officers” in the Trustees and Officers section of the Portfolios’ SAIs, the following information replaces the corresponding information in its entirety:

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present	General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Please retain this Supplement with your records.